Exhibit T3A.57

FLORIDA DEPARTMENT OF STATE

Division of Corporations

March 31, 2008

HARRY DAVIS
CSC

TALLAHASSEE, FL

Re : Document Number L07000111238

The Articles of Amendment to the Articles of Organization for PORT ORANGE HOLDINGS II, LLC, a Florida limited liability company, were filed on March 31, 2008.

Should you have any questions regarding this matter, please telephone (850) 245-6051, the Registration Section.

Buck Kohr
Regulatory Specialist II
Division of Corporations	Letter Number: 408A00018870

Account number: 072100000032	Amount charged: 25.00

P.O. BOX 6327 -Tallahassee, Florida 32314

ARTICLES OF AMENDMENT

TO

ARTICLES OF ORGANIZATION

OF

Port Orange Holdings II, LLC

(Name of the Limited liability Company as it now appears on our records.)

(A Florida Limited Liability Company)

The Articles of Organization for this Limited Liability Company were filed on November 2, 2007 and assigned.

Florida document number L07000111238.

This amendment is submitted to amend the following:

A. If amending name, enter the new name of the limited liability company here:

The new name must be distinguishable and end with the words “Limited Liability Company,” the designation “LLC” or the abbreviation “L.L.C.”

B. If amending the registered agent and/or registered office address on our records, enter the name of the new registered agent and/or the new registered office address here;

Name of New Registered Agent:

New Registered Office Address:
(Enter Florida street address)

, Florida
(City)		(Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 608, F.S. Or, if this document is being filed to merely reflect a change in the registered office address, I hereby confirm that the limited liability company has been notified in writing of this change.

(If Changing Registered Agent, Signature of New Registered Agent)

If amending the Managers or Managing Members on our records, enter the title, name, and address of each Manager or Managing Member being added or removed from our records:

MGR = Manager

MGRM = Managing Member

Title	Name	Address	Type of Action

MGRM	Port Orange II, LLC	2030 Hamilton Place Blvd., CBL Center #500	☐ Add
		Chattanooga, TN 37421	☒ Remove

MGRM	Port Orange I, LLC	2030 Hamilton Place Blvd., CBL Center #500	☒ Add
		Chattanooga, TN 37421	☐ Remove

☐ Add
☐ Remove

☐ Add
☐ Remove

☐ Add
☐ Remove

☐ Add
☐ Remove

D. If amending any other information, enter change(s) here: (Attach additional sheets, if necessary)

Dated March 31, 2008.

Signature of a member or authorized representative of a member

See attached signature page
Typed or printed name of signee

Filing Fee: $25.00

Signature Page

to

Articles of Amendment

to

Articles of Organization

of

Port Orange Holdings II, LLC

By:	Port Orange I, LLC,
its sole and managing member

By:	The Pavilion at Port Orange, LLC,
its managing member

By:	CBL & Associates Limited Partnership,
its sole member and chief manager

By:	CBL Holdings I, Inc.,
its sole general partner

By:
Jeffery V. Curry
Assistant Secretary

FLORIDA DEPARTMENT OF STATE

Division of Corporations

November 4, 2010

JEANINE REYNOLDS
CSC

TALLAHASSEE, FL

Re: Document Number L07000111238

The Articles of Amendment to the Articles of Organization for PORT ORANGE HOLDINGS II, LLC, a Florida limited liability company, were filed on November 4, 2010.

Should you have any questions regarding this matter, please telephone (850) 245-6051, the Registration Section.

Buck Kohr
Regulatory Specialist II
Division of Corporations	Letter Number: 510A00025998

Account number: I20000000195	Amount charged: 25.00

www. sunbiz.org

Division of Corporations - P.O. BOX 6327 -Tallahassee, Florida 32314

ARTICLES OF AMENDMENT

TO

ARTICLES OF ORGANIZATION

OF

PORT ORANGE HOLDINGS II, LLC

(Name of the Limited liability Company as it now appears on our records.)

(A Florida Limited Liability Company)

The Articles of Organization for this Limited Liability Company were filed on November 2, 2007 and assigned

Florida document number L07000111238

This amendment is submitted to amend the following:

A. If amending name, enter the new name of the limited liability company here:

The new name must be distinguishable and end with the words “Limited Liability Company,” the designation “LLC” or the abbreviation “L.L.C.”

Enter new principal offices address, if applicable:

(Principal office address MUST BE A STREET ADDRESS)

Enter new mailing address, if applicable:

(Mailing address MAY BE A POST OFFICE BOX)

B. If amending the registered agent and/or registered office address on our records, enter the name of the new registered agent and/or the new registered office address here:

Name of New Registered Agent:

New Registered Office Address:
(Enter Florida street address)

, Florida
(City)		(Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 608, F.S. Or, if this document is being filed to merely reflect a change in the registered office address, I hereby confirm that the limited liability company has been notified in writing of this change.

(If Changing Registered Agent, Signature of New Registered Agent)

If amending the Managers or Managing Members on our records, enter the title, name, and address of each Manager or Managing Member being added or removed from our records:

MGR = Manager

MGRM = Managing Member

Title	Name	Address	Type of Action

MGRM	Port Orange I, LLC	CBL Center, Suite 500	☐ Add
		2030 Hamilton Place Boulevard	☑ Remove
Chattanooga, TN 37421

MGRM	The Pavilion at Port Orange, LLC	CBL Center, Suite 500	☑ Add
		2030 Hamilton Place Boulevard	☐ Remove
Chattanooga, TN 37421

☐ Add
☐ Remove

☐ Add
☐ Remove

☐ Add
☐ Remove

☐ Add
☐ Remove

D. If amending any other information, enter change(s) here: (Attach additional sheets, if necessary.)

Dated November 3, 2010.

Signature of a member or authorized representative of a member

See Attached Signature Page
Typed or printed name of signee

Filing Fee: $25.00

Signature Page

to

Articles of Amendment

to

Articles of Organization

of

Port Orange Holdings II, LLC

By:	The Pavilion at Port Orange, LLC,
its sole and managing member

By:	CBL & Associates Limited Partnership,
its chief manager

By:	CBL Holdings I, Inc.,
its sole general partner

By:
Jeffery V. Curry
Assistant Secretary

FLORIDA DEPARTMENT OF STATE

Division of Corporations

December 14, 2018

CSC

Re: Document Number L07000111238

The Articles of Amendment to the Articles of Organization for PORT ORANGE HOLDINGS II, LLC, a Florida limited liability company, were filed on December 13, 2018.

Should you have any questions regarding this matter, please telephone (850) 245-6051, the Registration Section.

Octavia L Simmons
Regulatory Specialist III
Division of Corporations	Letter Number: 418A00025658

www.sunbiz.or g

Division of Corporations - P.O. BOX 6327 -Tallahassee, Florida 32314

ARTICLES OF AMENDMENT

TO

ARTICLES OF ORGANIZATION

OF

Port Orange Holdings II, LLC

(Name of the Limited Liability Company as it now appears on our records.)

(A Florida Limited Liability Company)

The Articles of Organization for this Limited Liability Company were filed on November 2, 2007 and assigned

Florida document number L07000111238.

This amendment is submitted to amend the following:

A. If amending name, enter the new name of the limited liability company here:

The new name must be distinguishable and contain the words “Limited Liability Company,” the designation “LLC” or the abbreviation “L.L.C.”

Enter new principal offices address, if applicable:

(Principal office address MUST BE A STREET ADDRESS)

Enter new mailing address, if applicable:

(Mailing address MAY BE A POST OFFICE BOX)

B. If amending the registered agent and/or registered office address on our records, enter the name of the new registered agent and/or the new registered office address here:

Name of New Registered Agent:

New Registered Office Address:
Enter Florida street address

, Florida
City		Zip Code

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent and agree to act in this capacity, I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 605, F.S. Or, if this document is being filed to merely reflect a change in the registered office address, I hereby confirm that the limited liability company has been notified in writing of this change.

(If Changing Registered Agent, Signature of New Registered Agent)

If amending Authorized Person(s) authorized to manage, enter the title, name, and address of each person being added or removed from our records:

MGR = Manager

AMBR Authorized Member

Title	Name	Address	Type of Action

MGR	The Pavilion at Port Orange, LLC	CBL Center, Suite 500 2030 Hamilton Place Blvd.	☐ Add
Chattanooga, TN 37421
☒ Remove

☐ Change

AMBR	CBL & Associates Management, Inc.	CBL Center, Suite 500 2030 Hamilton Place Blvd.	☒ Add
Chattanooga, TN 37421
☐ Remove

☐ Change

☐ Add

☐ Remove

☐ Change

☐ Add

☐ Remove

☐ Change

☐ Add

☐ Remove

☐ Change

☐ Add

☐ Remove

☐ Change

D. If amending any other information, enter change(s) here: (Attach additional sheets, if necessary.)

E.	Effective date, if other than the date of filing:_______________________ (optional)

 (If an effective date is listed, the date must be specific and cannot be prior to date of filing or more than 90 days after filing.) Pursuant to
605.0207 (3)(b)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document’s effective date on the Department of State’s records.

If the record specifies a delayed effective date, but not an effective time, at 12:01 a.m. on the earlier of: (b) The 90th day after the record is filed.

Dated December 13, 2018.

Signature of a member or authorized representative of a member

See attached signature page
Typed or printed name of signee

Filing Fee: $25.00

Signature Page

to

Articles of Amendment

to

Articles of Organization

of

Port Orange Holdings II, LLC

By:	CBL & Associates Management, Inc.,
Its sole member

By:
Jeffery V. Curry,
Chief Legal Officer

Legal